Loss per share	12 Months Ended
Dec. 31, 2023
Loss per share
Loss per share

12.Loss per share

Loss per common share is calculated by dividing the loss for the period by the weighted average number of common shares outstanding during the period.

As of March 8, 2024, the Company effected a 1-for-10 reverse stock split of its outstanding common shares. According to IAS 33.64, the Group has adjusted the weighted average number of ordinary shares to reflect the effect of the reverse stock split on the loss per share (diluted/undiluted) retrospectively for the years 2023, 2022 and 2021.

The impact of the reverse stock split on the 2022 and 2021 loss per share compared to amounts reported previously is as follows:

	2022	2021
Weighted number of common shares outstanding, as previously stated	142,362,294	119,502,384
Loss per share, as previously stated	(0.60)	(0.48)
Weighted number of common shares outstanding, adjusted	14,236,229	11,950,238
Loss per share, adjusted	(6.04)	(4.81)

As of December 31, 2023, the Group has granted 2,475,013 options and warrants (adjusted for the reverse stock split) in connection with the share-based payment programs (see note 13) and the loan agreement, which could potentially have a dilutive effect, were excluded from the diluted weighted average number of ordinary shares calculation because their effect would have been anti-dilutive effect due to the net loss generated by the Group.